                                                             EXHIBIT 23(A)(I)(B)

                   AMENDED SCHEDULE A DATED NOVEMBER 14, 2006

                                       TO

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                     OF WT MUTUAL FUND DATED MARCH 15, 2002

                       SCHEDULE OF PORTFOLIOS AND CLASSES

PORTFOLIO                                                     CLASS OF SHARES
---------                                                  --------------------
1.  Roxbury Mid-Cap Fund                                   Institutional Shares
                                                           A Shares

2.  Roxbury Small-Cap Growth Fund                          Institutional Shares
                                                           A Shares

3.  Wilmington Aggressive Asset Allocation Fund            Institutional Shares
                                                           A Shares

4.  Wilmington Broad Market Bond Fund                      Institutional Shares
                                                           A Shares

5.  Wilmington Conservative Asset Allocation Fund          Institutional Shares
                                                           A Shares

6.  Wilmington ETF Allocation Fund                         Institutional Shares
                                                           A Shares

7.  Wilmington Large-Cap Core Fund                         Institutional Shares
                                                           A Shares

8.  Wilmington Large-Cap Growth Fund                       Institutional Shares
                                                           A Shares

9.  Wilmington Large-Cap Value Fund                        Institutional Shares
                                                           A Shares

10. Wilmington Mid-Cap Core Fund                           Institutional Shares
                                                           A Shares

11. Wilmington Moderate Asset Allocation Fund              Institutional Shares
                                                           A Shares

12. Wilmington Multi-Manager International Fund            Institutional Shares
                                                           A Shares

13. Wilmington Multi-Manager Large-Cap Fund                Institutional Shares
                                                           A Shares

14. Wilmington Multi-Manager Mid-Cap Fund                  Institutional Shares
                                                           A Shares

15. Wilmington Multi-Manager Real Asset Fund               Institutional Shares
                                                           A Shares

16. Wilmington Multi-Manager Small-Cap Fund                Institutional Shares
                                                           A Shares

17. Wilmington Municipal Bond Fund                         Institutional Shares
                                                           A Shares

PORTFOLIO                                                     CLASS OF SHARES
---------                                                  --------------------
18. Wilmington Prime Money Market Fund                     Institutional Shares
                                                           Service Shares
                                                           Class W Shares

19. Wilmington Short/Intermediate-Term Bond Fund           Institutional Shares
                                                           A Shares

20. Wilmington Small-Cap Core Fund                         Institutional Shares
                                                           A Shares

21. Wilmington Small-Cap Growth Fund                       Institutional Shares
                                                           A Shares

22. Wilmington Small-Cap Value Fund                        Institutional Shares
                                                           A Shares

23. Wilmington Tax-Exempt Money Market Fund                Institutional Shares
                                                           Class W Shares

24. Wilmington U.S. Government Money Market Fund           Institutional Shares
                                                           Service Shares
                                                           Class W Shares

25. Wilmington Fundamentally Weighted Large Company Fund   Institutional Shares
                                                           A Shares

26. Wilmington Fundamentally Weighted Small Company Fund   Institutional Shares
                                                           A Shares

WT MUTUAL FUND


By:
    ---------------------------------
Name: John J. Kelley
Title: Secretary


                                      A-2